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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-19351) of Plantronics, Inc. (Company) of our report dated September 15, 1999 relating to the financial statements of the Plantronics, Inc. Annual Profit Sharing/Individual Savings Plan, which appears in this Form 11-K.

 /s/ PricewaterhouseCoopers LLP
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PricewaterhouseCoopers LLP
Hartford, Connecticut
September 23, 1999